UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)—May 11, 2004

ASSURED GUARANTY LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-32141	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer of Incorporation Identification No.)

Assured Guaranty Ltd.

30 Woodbourne Avenue

Hamilton HM 08 Bermuda

(Address of principal executive offices)

Registrant’s telephone number, including area code: (441) 296-4004

Not applicable

(Former name or former address, if changed since last report)

Item 7.           Financial Statements, Pro Forma Financial Information and Exhibits.

(c)                                 Exhibits

Exhibit Number	Description

99.1	Press release, dated May 11, 2004, reporting first quarter results

99.2	First quarter 2004 Financial Supplement

Item 12.         Results of Operations and Financial Condition

On May 11, 2004, Assured Guaranty Ltd. issued a press release reporting its first quarter 2004 results and the availability of its first quarter financial supplement. The press release and the financial supplement are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are hereby incorporated herein by reference.

In accordance with general instruction B.6 of Form 8-K, the information in this report, including exhibits, is furnished pursuant to Item 12 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASSURED GUARANTY LTD.

	By:	/s/ Robert B. Mills
Robert B. Mills Chief Financial Officer

DATE: May 11, 2004

EXHIBIT INDEX

Number	Description	Method of Filing

99.1	Press release, dated May 11, 2004, reporting first quarter results	Furnished herewith

99.2	First quarter 2004 Financial Supplement	Furnished herewith